Flag Investors Top 50 World
(Class A Shares and Class B Shares)

Flag Investors Top 50 Europe
(Class A Shares, Class B Shares and Class C Shares)

Flag Investors Top 50 Asia
(Class A Shares and Class B Shares)

Flag Investors Top 50 US
(Class A Shares, Class B Shares and Class C Shares)

Flag Investors European Mid-Cap Fund
(Class A Shares, Class B Shares and Class C Shares)

Flag Investors Japanese Equity Fund
(Class A Shares and Class B Shares)

Flag Investors US Money Market Fund
(Class A Shares and Class B Shares)

Series of the Flag Investors Funds, Inc.

Supplement to the Prospectuses Dated December 31, 1999



The following information regarding your Fund remains in effect until January 18, 2000:

1. The name of the corporation is "Deutsche Funds, Inc." and the name of the Portfolio Trust is "Deutsche Portfolios," and each of the Funds are named "Deutsche" instead of "Flag Investors."

2. The minimum initial and subsequent investment amounts for the Funds are:



                                                                  Minimum Initial/Subsequent
                                                                  Investment Amounts1
     Shares Offered
     Class A - Equity Funds                                       $5,000/$500
     Class A - Money Market Fund                                  $5,000/$500
     Class B - All Funds                                          $5,000/$500
     Class C - Top 50 Europe, Top 50 US, and European Mid-Cap     $5,000/$500

     Fund
     1 The minimum initial and subsequent investment amounts for retirement plans are $1,000 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs is $100. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Funds. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. Class B Shares will automatically convert into Class A Shares after eight full years from the purchase date. This conversion is a non-taxable event.

3.

Replace the footnote under the table entitled "Sales Charge When You Purchase -- Class A Shares Only" under the heading "What Do Shares Cost?" with the following:

     1 A contingent deferred sales charge of 1% of the redemption amount applies to Class A Shares redeemed within one year of purchase under certain investment programs where an investment professional received an advance payment on the transaction. See "Sales Charge When You Redeem".

4. Replace the table entitled "Sales Charge When You Redeem-- Class A Shares" under the heading "What Do Shares Cost?" with the table below:

     Class A Shares
     A CDSC of 1% of the redemption amount applies to Class A Shares redeemed within one year of purchase under certain investment programs where an investment professional received an advance payment on the transaction. You will pay a 1% CDSC upon redemption of Class A Shares that you purchased without an initial sales charge based on an initial investment of $1 million or more; or as a result of a purchase with redemption proceeds from an unaffiliated fund that was subject to a sales charge.



                                                               December 31, 1999





           *** PLEASE DISCARD THIS SUPPLEMENT ON January 18, 2000 ***









ICC Distributors, Inc., Distributor
G02216-21 (12/99)